Basis of Presentation and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Basis of Presentation and Summary of Significant Accounting Policies

Note 2: Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements of DecisionPoint Systems, Inc. and its subsidiaries have been prepared on an accrual basis of accounting in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The accompanying consolidated financial statements include the accounts of DecisionPoint Systems, Inc. and its wholly owned subsidiaries, DecisionPoint Systems International (“DPSI”), DecisionPoint Systems Group, Inc. (“DPS Group”), Royce Digital Systems, Inc. (“RDS”) and ExtenData. ExtenData was acquired on December 4, 2020 and as such, has been consolidated into our financial position and results of operations beginning December 5, 2020. All our identifiable assets are in the United States and all intercompany transactions have been eliminated in consolidation.

COVID-19

COVID-19 and the response to the virus have negatively impacted overall economic conditions. The potential future impacts of COVID-19, while uncertain, could materially adversely impact the Company's results of operations. The financial related impact and duration cannot be reasonably estimated at this time.

Operating Segments

Under the Financial Accounting Standards Board Accounting Standards Codification 280-10, two or more operating segments may be aggregated into a single operating segment for financial reporting purposes if aggregation is consistent with the objective and basic principles, if the segments have similar characteristics, and if the segments are similar in each of the following areas: (i) the nature of products and services, (ii) the nature of the production processes, (iii) the type or class of customer for their products and services, and (iv) the methods used to distribute their products or provide their services. We believe each of the Company’s segments meet these criteria as they provide similar products and services to similar customers using similar methods of production and distribution. Because we believe each of the criteria set forth above has been met and each of the Company’s segments has similar characteristics, we aggregate results of operations in one reportable operating segment.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Certain accounting policies involve judgments and uncertainties to such an extent that there is a reasonable likelihood that materially different amounts could have been reported under different conditions, or if different assumptions had been used. We evaluate our estimates and assumptions on a regular basis.

Accounts Receivable

Accounts receivable are stated at net realizable value, and as such, earnings are charged with a provision for doubtful accounts based on our best estimate of the amount of probable credit losses in our existing accounts receivable. We determine an allowance based on historical write-off experience and specific account information available. Accounts receivable are reflected in the accompanying consolidated balance sheets net of a valuation allowance of $92,000 and $37,000 as of December 31, 2020 and 2019 respectively. When internal collection efforts on accounts have been exhausted, the accounts are written off by reducing the allowance for doubtful accounts and the related customer receivable.

Inventory

Inventory consists solely of finished goods and is stated at the lower of cost or net realizable value. Cost is determined under the first-in, first-out (FIFO) method. We periodically review our inventory and make provisions as necessary for estimated obsolete and slow-moving goods. The creation of such provisions results in a reduction of inventory to net realizable value and a charge to cost of sales. Inventories are reflected in the accompanying consolidated balance sheets net of a valuation allowance of $41,000 and $33,000 as of December 31, 2020 and 2019, respectively.

Deferred Costs

Deferred costs consist primarily of customer-related third-party extended hardware and software maintenance services which we have paid for in advance. The costs are ratably amortized over the life of the contract, generally one to five years.

Property and Equipment

Property and equipment are recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets, generally from three to five years. Leasehold improvements are recorded at cost and amortized over the shorter of the lease term or the life of the improvements. Cost incurred for repairs and maintenance are expensed as incurred. Upon retirement or sale, the cost and related accumulated depreciation and amortization of disposed assets are removed from the accounts and any resulting gain or loss is included in other income or expense.

Operating Leases

We recognize a right-of-use asset and lease liability for all of our long-term leases at the commencement date. Lease liabilities are measured based on the present value of the minimum lease payments discounted at our incremental borrowing rate as of the date of commencement, which is determined based on information available at lease commencement and is equal to the rate of interest that we would have to pay to borrow on a collateralized basis over a similar term in an amount equal to the lease payments in a similar economic environment. Right-of-use assets are measured based on the lease liability adjusted for any initial direct costs, prepaid rent, or lease incentives. Operating lease costs are included within general and administrative expenses on the consolidated statements of income and comprehensive income.

Capitalized Software Development Costs

The capitalization of software development costs for external use begins when technological feasibility has been established and ends when the software is available for sale. Software development costs are amortized on a straight-line line basis over the remaining economic life, generally three years. Amortization of the capitalized software is classified within cost of sales for services in the consolidated statements of income and comprehensive income.

Intangible Assets and Long-lived Assets

We evaluate our intangible and long-lived assets for impairment when events or circumstances arise that indicate intangible and long-lived assets may be impaired. Indicators of impairment include, but are not limited to, a significant deterioration in overall economic conditions, a decline in the market capitalization, the loss of significant business, or other significant adverse changes in industry or market conditions. We completed the qualitative assessment for impairment and determined that there was no impairment during the years ended December 31, 2020 and 2019. There can be no assurance, however, that market conditions will not change or demand for our products will continue, which could result in an impairment of intangible and long-lived assets in the future.

Intangible assets with finite useful lives are amortized over their respective estimated useful lives using an accelerated method to their estimated residual values, if any. Our intangible assets consist of customer lists, customer relationships and trade names. Refer to Notes 3 and 4 for further information on our intangible assets.

Goodwill

Goodwill represents the excess of the purchase price paid over the fair value of the net assets acquired. Goodwill is not amortized but tested for impairment at least annually or whenever events or changes in circumstance indicate that carrying values may not be recoverable. We assess the impairment of goodwill annually at each year-end and when indicators of impairment are present.

We completed our annual assessment for goodwill impairment and determined that goodwill was not impaired as of December 31, 2020 and 2019. For the year ended December 31, 2020, we recognized additional goodwill of $1.1 million related to a business acquisition as further described in Note 3.

Factors that we consider important that could trigger an impairment assessment include, but not limited to, the following:

●	significant under-performance relative to historical and projected operating results;

●	significant changes in the manner of use of the acquired assets or business strategy; and

●	significant negative industry or general economic trends.

When performing the impairment review, we determine the carrying amount of a reporting unit by assigning assets and liabilities, including the existing goodwill, to each reporting unit. To evaluate whether goodwill is impaired, we compare the estimated fair value of each reporting unit to which the goodwill is assigned to the reporting unit’s carrying amount. If the carrying amount of a reporting unit exceeds its fair value, the amount of the impairment loss will be recognized as the difference of the estimated fair value and the carrying value of the reporting unit.

Determining the fair value of a reporting unit is judgmental in nature and involves the use of significant estimates and assumptions. These estimates and assumptions include determining enterprise fair value and the allocation of enterprise fair value to the Company’s operating segments, revenue and expense growth rates, capital expenditures and the depreciation and amortization related to capital expenditures, changes in working capital, discount rates, risk-adjusted discount rates, future economic and market conditions and the determination of appropriate comparable companies. Due to the inherent uncertainty involved in making these estimates, actual future results related to assumed variables could differ from these estimates.

Fair Value Measurement

Fair value is the price that would be received from selling an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants as of the measurement date. Applicable accounting guidance provides a hierarchy for inputs used in measuring fair value that prioritize the use of observable inputs over the use of unobservable inputs when such observable inputs are available. The three levels of inputs that may be used to measure fair value are as follows:

●	Level 1 - Quoted prices in active markets for identical assets or liabilities.

●	Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets with insufficient volume or infrequent transactions (less active markets), or model-driven valuations in which all significant inputs are observable or can be derived principally from, or corroborated with, observable market data.

●	Level 3 - Fair value is derived from valuation techniques in which one or more significant inputs are unobservable, including assumptions and judgments made by us.

The carrying amounts of cash, accounts receivable, accounts payable and accrued expenses, and line of credit approximate fair value due to the short-term nature of these financial instruments. The carrying amount of our debt approximates its fair value as the credit markets have not materially changed since the original borrowing dates.

Business Combinations

We utilize the acquisition method of accounting for business combinations which allocates the purchase price of an acquisition to the various tangible and intangible assets acquired and liabilities assumed based on their estimated fair values. We primarily establish fair value using the income approach based upon a discounted cash flow model. The income approach requires the use of many assumptions and estimates including future revenues and expenses, as well as discount factors and income tax rates. Other estimates include:

●	Estimated step-ups or write-downs for fixed assets and inventory;

●	Estimated fair values of intangible assets; and

●	Estimated liabilities assumed from the target

While we use our best estimates and assumptions as part of the purchase price allocation process to accurately value assets acquired and liabilities assumed at the business acquisition date, these estimates and assumptions are inherently uncertain and subject to refinement. As a result, during the purchase price allocation period, which is generally no more than one year from the business acquisition date, we may record adjustments to the assets acquired and liabilities assumed, with the corresponding offset to goodwill.

Revenue Recognition

We determine revenue recognition through the following steps: (1) identification of the contract with a customer; (2) identification of the performance obligations in the contract; (3) determination of the transaction price; (4) allocation of the transaction price to the performance obligations in the contract; and (5) recognition of revenue when, or as, a performance obligation is satisfied.

We combine contracts with the same customer into a single contract for accounting purposes when the contracts are entered into at or near the same time and the contracts are negotiated as a single commercial package, consideration in one contract depends on the other contract, or the services are considered a single performance obligation. If an arrangement involves multiple performance obligations, the items are analyzed to determine the separate units of accounting, whether the items have value on a standalone basis and whether there is objective and reliable evidence of their standalone selling price. The total contract transaction price is allocated to the identified performance obligations based upon the relative standalone selling prices of the performance obligations. The standalone selling price is based on an observable price for services sold to other comparable customers, when available, or an estimated selling price using a cost plus margin approach. We estimate the amount of total contract consideration we expect to receive for variable arrangements by determining the most likely amount we expect to earn from the arrangement based on the expected quantities of services we expect to provide, and the contractual pricing based on those quantities. We only include some or a portion of variable consideration in the transaction price when it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur or when the uncertainty associated with the variable consideration is subsequently resolved. We consider the sensitivity of the estimate, our relationship and experience with our client and variable services being performed, the range of possible revenue amounts and the magnitude of the variable consideration to the overall arrangement.

As discussed in more detail below, revenue is recognized when a customer obtains control of promised goods or services under the terms of a contract and is measured as the amount of consideration we expect to receive in exchange for transferring goods or providing services. We do not have any material extended payment terms, as payment is due at or shortly after the time of the sale. Observable prices are used to determine the standalone selling price of separate performance obligations, or a cost plus margin approach is used when observable prices are not available. Sales, value-added and other taxes collected concurrently with revenue producing activities are excluded from revenue.

We recognize contract assets or unbilled receivables related to revenue recognized for services completed but not yet invoiced to our clients. Unbilled receivables are recorded when we have an unconditional right to contract consideration. A contract liability is recognized as deferred revenue when we invoice clients, or receive customer cash payments, in advance of performing the related services under the terms of a contract. Remaining performance obligations represent the transaction price allocated to the performance obligations that are unsatisfied as of the end of each reporting period. Deferred revenue is recognized as revenue when we have satisfied the related performance obligation.

As of December 31, 2020, the total aggregate transaction price allocated to the unsatisfied performance obligations was approximately $7.8 million, of which approximately $4.6 million is expected to be recognized over the next 12 months.

Hardware, consumables, and software products - We recognize product revenue at the point in time when a client takes control of the hardware, consumables and/or software, which typically occurs when title and risk of loss have passed to the client. Our selling terms and conditions reflect that F.O.B ‘dock’ contractual terms establish that control is transferred from us at the point in time when the product is shipped to the customer.

Revenues from software license sales are recognized as a single performance obligation on a gross basis as we are acting as a principal in these transactions at the point the software license is delivered to the customer. Generally, software licenses are sold with accompanying third-party delivered software assurance, which allows customers to upgrade, at no additional cost, to the latest technology if new capabilities are introduced during the period that the software assurance is in effect. In most instances, we determined that the accompanying third-party delivered software assurance is critical or essential to the core functionality of the software license because we do not sell the software license and standard warranty on a standalone basis (which indicates that the customer cannot benefit from the software license and standard warranty on its own), the software license and the standard warranty are not separately identifiable, the software license assurance warranty are inputs of a combined item in the contract, the assurance warranty and software license are highly interdependent and interrelated because the core functionality of the license is dependent on the assurance warranty, and our promise to provide the assurance warranty that is necessary for the software license to continue to provide significant benefit to the customer. As a result, the software license and the accompanying third-party delivered software assurance are recognized as a single performance obligation. For certain of our agreements, the accompanying third-party delivered software assurance is recognized on a net basis when we are acting as an agent in these transactions. We consider several factors to determine whether we are acting as a principal or an agent, including whether we are the primary obligor to the customer, have established our own pricing and have inventory and credit risks.

Our internally developed software solution generates SaaS revenues from implementation, training and subscription fees. The initial term of the SaaS agreements is generally one year. The subscription fees are recognized over the subscription period. The implementation fees are necessary and integral for the customer to utilize the software. As such, the implementation fees are deferred and amortized over the subscription period.

We also offer third-party SaaS subscriptions to our customers. The third-party subscriptions are recognized on a net basis as we are acting as an agent in these transactions, whereas our internally developed software solution offering is recognized on a gross basis.

We leverage drop-ship shipments with many of our partners and suppliers to deliver hardware and consumable products to our clients without having to physically hold the inventory at our warehouses, thereby increasing efficiency and reducing costs. We recognize revenue for drop-ship arrangements on a gross basis as the principal in the transaction when the product is received by the client because we control the product prior to transfer to the client. We also assume primary responsibility for the fulfillment in the arrangement, we assume inventory risk if the product is returned by the client, we set the price of the product charged to the client, we assume credit risk for nonpayment by our customer, and we work closely with clients to determine their hardware specifications.

Professional services - We provide professional services which include consulting, staging, deployment, installation, repair and customer specified software customization. The arrangement is based on either a time and material basis or a fixed fee. For our time and materials service contracts, we recognize revenues as those services are provided and consumed, as this is the best output measure of how the services are transferred to the customer. Fixed fee contracts are recognized in the period in which the services are performed or delivered using a proportional service model. Except for installation services that are recognized over the subscription period as previously described, all other professional services are recognized on a gross basis in the period in which the services are performed or delivered.

Maintenance services - We sell certain Original Equipment Manufacturer (“OEM”) hardware and software maintenance support arrangements to our clients. We also offer an internal maintenance agreement related to hardware. These contracts are support service agreements for the hardware and/or software products that were acquired from us and others. Although these are third-party support agreements for maintenance on the specific hardware and/or software products, our internal help desk and systems engineers assist customers by providing technical assistance on the source of or how to fix the problem. In addition, we also provide a turn back feature, deploying replacements as needed while we manage the return and reverse logistics of the product back to the OEM. Revenue related to service contracts is recognized ratably over the term of the agreement, generally over one to three years.

We act as the principal in the transaction as the primary obligor for fulfillment in the arrangement, we set the price of the service charged to the customer, and we assume credit risk for the amounts invoiced. In addition, we manage back-end warranties, service contracts and repairs for multiple products and suppliers. We leverage our knowledge base of mobility best practices by consolidating multiple supplier’s maintenance requirements under a single point in contact through us. Our internal support team assists our customers first by performing an initial technical triage to determine the source of the problem including, but not limited to, physical damage and software issues and whether they can be handled remotely by the client or returned for repair. Further, we receive the returned products, confirm that the equipment is operational or not, either repair or refurbish the equipment internally or return it to the manufacturer directly to repair. We then obtain the product turn back from the manufacturer and either send it back out to a specific customer location or place in a customer’s spare pool. As a result, we recognize the revenue on a gross basis.

We defer costs to acquire contracts, including commissions, incentives and payroll taxes if they are incremental and recoverable costs of obtaining a customer contract with a term exceeding one year. Deferred contract costs are amortized to sales and marketing expense over the contract term, generally over one to three years. We have elected to recognize the incremental costs of obtaining a contract with a term of less than one year as a selling expense when incurred. We include deferred contract acquisition costs in “Prepaid expenses and other current assets” in the consolidated balance sheets. As of December 31, 2020 and 2019, we deferred $136,417 and $109,309, respectively, of related contract acquisition costs. We recorded $27,108 and $35,752 in amortized deferred contract acquisition costs in 2020 and 2019, respectively.

The following table summarizes net sales by revenue source (in thousands):

	Year Ended December 31,
	2020	2019
Hardware and software	$47,416	$27,184
Consumables	3,257	4,806
Professional services	12,687	11,899
	$63,360	$43,889

Concentration of Risk

Financial instruments that potentially subject us to a concentration of credit risk consist primarily of cash and accounts receivable. All our cash balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000 per depositor at each financial institution. As of December 31, 2020, we had $2,014,000 on deposit in excess of the insurance limits. We have not experienced any such losses in these accounts.

In 2020, Kaiser Permanente and Nordstrom accounted for approximately 20%, or $12.9 million, and 31%, or $19.6 million, of our net sales, respectively. No other single customer in 2020 accounted for more than 10% of net sales.

Accounts receivable from these customers at December 31, 2020 accounted for 48% of total accounts receivable.

For the year ended December 31, 2020, we had purchases from two suppliers that collectively represented 65% of total purchases and 82% of accounts payable at December 31, 2020. Loss of a significant vendor could have a material adverse effect on our operations.

In 2019, Kaiser Permanente and Pitney Bowes accounted for approximately 24%, or $10.8 million, and 11%, or $4.7 million, of our net sales, respectively. No other single customer in 2019 accounted for more than 10% of net sales.

Accounts receivable from these customers at December 31, 2019 accounted for 58% of total accounts receivable.

For the year ended December 31, 2019, we had purchases from two suppliers that collectively represented 73% of total purchases and 85% of accounts payable at December 31, 2019.

Share-Based Compensation

We account for share-based compensation in accordance with the provisions of ASC Topic 718 “Compensation – Stock Compensation”. Under ASC 718, share-based compensation cost is measured at the grant date, based on the calculated fair value of the award, and is recognized as an expense over the employee’s requisite service period (generally the vesting period of the equity grant).

Stock-based compensation expense recognized during the period is based on the value of the portion of stock-based payment awards that is ultimately expected to vest during the period. Given that stock-based compensation expense recognized in the accompanying consolidated statements of income and comprehensive income is based on awards ultimately expected to vest, it has been reduced for estimated forfeitures. We account for forfeitures as they occur, rather than estimate expected forfeitures.

Compensation cost for stock awards, which include restricted stock units (“RSUs”), is measured at the fair value on the grant date and recognized as expense, net of estimated forfeitures, over the related service period. The fair value of stock awards is based on the estimated fair value of our common stock on the grant date.

The estimated fair value of common stock option awards is calculated using the Black-Scholes option pricing model. The Black-Scholes model requires subjective assumptions regarding future stock price volatility and expected time to exercise, along with assumptions about the risk-free interest rate and expected dividends, all of which affect the estimated fair values of our common stock option awards. Given a lack of historical stock option exercises, the expected term of options granted is calculated as the average of the weighted vesting period and the contractual expiration date of the option. This calculation is based on a method permitted by the Securities and Exchange Commission in instances where the vesting and exercise terms of options granted meet certain conditions and where limited historical exercise data is available. The expected volatility is based on the historical volatility of the common stock of comparable public companies that operate in similar industries as us.

The risk-free rate selected to value any particular grant is based on the U.S. Treasury rate that corresponds to the expected term of the grant effective as of the date of the grant. The expected dividend assumption is based on our history and management’s expectation regarding dividend payouts.

Compensation expense for common stock option awards with graded vesting schedules is recognized on a straight-line basis over the requisite service period for the last separately vesting portion of the award, provided that the accumulated cost recognized as of any date at least equals the value of the vested portion of the award.

If there are any modifications or cancellations of the underlying vested or unvested stock-based awards, we may be required to accelerate, increase or cancel any remaining unearned stock-based compensation expense, or record additional expense for vested stock-based awards. Future stock-based compensation expense and unearned stock- based compensation may increase to the extent that we grant additional common stock options or other stock-based awards.

Income Taxes

We utilize the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on the difference between the consolidated financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

Under ASC Topic 740, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Additionally, ASC Topic 740 provides requirements for derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. Our policy is to recognize interest and/or penalties related to income tax matters in income tax expense.

At December 31, 2020 and 2019, we had no unrecognized tax benefits that, if recognized, would affect our effective income tax rate over the next 12 months. As of December 31, 2020 and 2019, we had no accrued interest or penalties.

Accounting Standards Adopted

We adopted ASU 2018-13, Fair Value Measurement (Topic 820), – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which makes a number of changes meant to add, modify or remove certain disclosure requirements associated with the movement amongst or hierarchy associated with Level 1, Level 2 and Level 3 fair value measurements. The adoption of this guidance did not have an impact on our consolidated financial statements.

We adopted ASU No. 2018-15, Intangibles–Goodwill and Other–Internal-Use Software that requires implementation costs incurred by customers in cloud computing arrangements to be deferred and recognized over the term of the arrangement, if those costs would be capitalized by the customer in a software licensing arrangement under the internal-use software guidance in ASC Topic 350, Intangibles–Goodwill and Other. This ASU requires a customer to disclose the nature of its hosting arrangements that are service contracts and provide disclosures as if the deferred implementation costs were a separate, major depreciable asset class. The adoption of this guidance did not have a material impact on our consolidated financial statements.

Accounting Standards Not Yet Adopted

In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. This ASU will require the measurement of all expected credit losses for financial assets, including trade receivables, held at the reporting date based on historical experience, current conditions and reasonable and supportable forecasts. The guidance was initially effective for us in the first quarter of 2020. In November 2019, the FASB issued ASU 2019-10, Financial Instruments – Credit Losses (Topic 326), Derivatives and Hedging (Topic 815), and Leases (Topic 842): Effective Dates, which, among other things, defers the effective date of ASU 2016-13 for public filers that are considered smaller reporting companies, as defined by the SEC, to fiscal years beginning after December 15, 2022, including interim periods within those years. Early adoption is permitted. Although management continues to analyze the provisions of this ASU, currently, we believe the adoption of this ASU will not significantly impact the Company’s consolidated results of operations and financial position.

In December 2019, the FASB issued ASU 2019-12, “Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes,” to simplify various aspects related to accounting for income taxes. ASU 2019-12 removes certain exceptions to the general principles in Topic 740 and clarifies and amends existing guidance to improve consistent application. ASU 2019-12 is effective for us beginning in the first quarter of 2022. We do not expect this guidance to have a material impact on our consolidated financial statements.

In October 2020, the FASB issued ASU 2020-10, “Codification Improvements”. This ASU amends a variety of Topics, including presentation and disclosures of financial statements, interim reporting, accounting changes and error corrections. This ASU will be effective for us in the first quarter of 2021, with early adoption permitted. We do not expect this guidance to have a material impact on our consolidated financial statements.

There are no other accounting standards that have been issued but not yet adopted that we believe could have a material impact on our consolidated financial statements.